CAL-MAINE FOODS, INC.
AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN
RECITALS
This Amended and Restated Deferred Compensation Plan (the “ Plan ”) is adopted by Cal-Maine
Foods,

Inc.

(the

“
Company
”),

a

Delaware

corporation,

for

the

benefit

of

a

select

group

of

the
Company’s management

or highly compensated employees.

The Company is amending

and restating
the

Plan

to

reflect

certain

design

changes

to

the

Plan

and

to

otherwise

meet

current

needs

of

the
Company.

The purpose

of the

Plan is

to offer

selected Eligible

Employees

an

opportunity

to elect

to
defer a portion of

their Base Salary and/or

Bonus Compensation, and to continue

to provide a deferred
compensation

vehicle

to

which

the

Company

may

credit

discretionary

amounts

on

behalf

of
Participants.
This Plan replaces

and supersedes the

Deferred Compensation

Plan previously adopted

by the
Company

on

December 11,

2006,

and

subsequently

amended

on

September 25,

2008

and
December 10,

2008

(the

“
Prior

Plan
”).

Nothing

in

this

amendment

and

restatement

should

be
construed as

changing the

time and

form of

payment

of the

Prior Plan.

From and

after the

Effective
Date of this amendment and

restatement, all entitlement to benefits under

the Prior Plan and this

Plan
shall be determined solely in accordance with the terms of this Plan, as amended from time to time in accordance with Article 10.
The

Company

intends

this

Plan

shall

at

all

times

be

administered

and

interpreted

in

such

a
manner

as

to

constitute

an

unfunded

nonqualified

plan

maintained

primarily

for

the

purpose

of
providing deferred

compensation for

a select

group of

management or

highly-compensated Employees,
and as

such, is intended

to be

exempt from the

provisions of Parts

2, 3, and

4 of

Title I of

the Employee
Retirement

Income

Security

Act

of 1974

(“
ERISA
”),

as

amended,

by

operation

of Sections

201(2),
301(a)(3) and 401(a)(1) thereof.

The Plan is

intended to

comply in

form and

operation with

all applicable

law, including,

to the
extent applicable, the requirements

of Internal Revenue Code

Section 409A and will

be administered,
operated and construed in accordance with

this intention.
Accordingly,

this amendment and restatement is adopted

as of December 1, 2021.
ARTICLE 1
DEFINITIONS
The words and

phrases defined

in this Article

shall have

the meaning set

out in the

definition,
unless the

context in

which

the word

or phrase

appears reasonably

requires a

broader,

narrower

or
different meaning.
1.1

“
Account
”

shall

mean

all

bookkeeping

accounts

pertaining

to

a

Participant

which

are
maintained by the

Plan Administrator

or Plan recordkeeper

to reflect the

Company’s

obligation to the
Participant under the Plan, including a Deferral

Account, a Long-Term

Incentive Contribution Account,
and In-Service Accounts

(if any). The

Plan Administrator or

Plan recordkeeper shall

establish additional
subaccounts

that

the

Plan

Administrator

considers

necessary

to

reflect

the

entire

interest

of

the
Participant under the Plan.
1.2

“
Affiliate ” shall mean any business entity other than the Company that is a member of a controlled

group of

corporations,

within the

meaning of

Section 414(b)

of the

Code, of

which such
Company

is

a

member;

any

other

trade

or

business

(whether

or

not

incorporated)

under

common
control, within the meaning of Section 414(c)

of the Internal Revenue

Code.

1.3

“
Base

Salary
”

shall

mean

a

Participant’s

base

annual

salary

excluding

incentive

and
discretionary

bonuses

and

other

non-regular

forms

of

compensation,

before

reductions

for
contributions to or deferrals under any

pension, deferred compensation or benefit

plans sponsored by
the Company.

1.4

“
Beneficiary
” or

“
Beneficiaries
”

shall

mean

one

or more

persons,

trusts,

estates

or
other

entities,

designated

by

a

Participant

in

accordance

with

the

Plan,

that

are

entitled

to

receive
benefits under the Plan upon the death of a Participant.
1.5

“
Beneficiary Designation

Form
” shall

mean the

form established

from time

to time
by the Plan Administrator that a Participant completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.
1.6

“
Board
” shall mean the Board of Directors of the Company.

1.7

“
Bonus Compensation
” shall mean

amounts paid

to a Participant

by the

Company in
the form of incentive compensation or any other bonus designated by the Company before reductions
for contributions to or deferrals under any pension, deferred compensation or benefit plans sponsored by the Company.

1.8

“
Cause
”

shall

mean

conduct

by

a

Participant

determined

by

the

Company

to

be:

(a)
gross negligence

or willful

malfeasance in

the performance of

his or

her duties;

(b) actions

or omissions
that

harm

the

Company

and

are

undertaken

or

omitted

knowingly

or

are

criminal

or

fraudulent

or
involve material

dishonesty

or moral

turpitude; (c)

being indicted

in a

court of

law for

any felony

or
for a crime involving misuse or misappropriation

of Company funds; or (d) breach of fiduciary

duty to
the Company
1.9

“
Change in

Control
” shall

mean and

shall include

a change

in ownership

or effective
control

of

the

Company

or

a

change

in

the

ownership

of

a

substantial

portion

of

the

assets

of

the
Company,

within

the meaning

of Internal

Revenue

Code Section

409A and

as described

in Treasury
Regulation §§1.409A

-3(i)(5)(v), (vi)

and (vii);

however,

a Change

in Control

shall not

be deemed

to
have occurred

if the

aforementioned changes

involve the

purchase or

acquisition of

shares or

assets
by immediate family members of the shareholders

of record as of the Effective Date of this Plan.
1.10

“
Claimant
”

shall

mean

a

Participant

or

a

Beneficiary

who

believes

that

he

or

she

is
entitled to

a benefit

under this

Plan or

is being

denied a

benefit to

which he

or she

is entitled

hereunder.

1.11

“
Code
”

shall

mean

the

U.S.

Internal

Revenue

Code

of

1986,

as

amended,

or

any
successor statue, and the Treasury

Regulations and other authoritative

guidance issued thereunder.
1.12

“
Committee ” shall mean the Committee appointed by the Board to administer the Plan pursuant to Article 12 hereof. If no such Committee has been appointed,

then the term “
Committee ”
shall mean the Company.
1.13

“
Company
” shall

mean

Cal-Maine Foods,

Inc.,

and its

successors

and assigns,

unless
otherwise

provided

in

this

Plan,

or

any

other

corporation

or

business

organization

which,

with

the
consent

of

Cal-Maine

Foods,

Inc.,

or

its

successors

or

assigns,

assumes

the

Company’s

obligations
under

this

Plan,

or

any

Affiliate

which

agrees,

with

the

consent

of

Cal-Maine

Foods,

Inc.,

or

its
successors or assigns, to become a party to

the Plan.

1.14

“
Deemed

Investment
”

shall

mean

the

notional

conversion

of

the

balance

held

in

a
Participant’s

Account(s)

into

shares

or

units

of

the

Deemed

Investment

Options

that

are

used

as
measuring devices for determining the value

of a Participant’s Account(s).
1.15

“
Deemed

Investment

Options
”

shall

mean

the

hypothetical

securities

or

other
investments described under

Section 6.1 from which

the Plan Administrator

may select to be

used as
measuring devices to determine the Deemed Investment gains or losses of a Participant’s

Account(s).

A Participant shall have no

real or beneficial ownership in

the security or other

investment represented
by the Deemed Investment Options.
1.16

“
Deferral Account
” shall

mean: (a)

the sum

of a

Participant’s Deferral Amounts (if

any)
for any Plan Year

or Performance Period

that may be allocated,

in whole or in part,

by the Participant
pursuant to his or her Deferral Election to the Deferral

Account, plus (b) Deemed Investment gains

or
losses

credited

or

debited

thereon,

less

(c)

any

distributions

made

to

the

Participant

or

his

or

her
Beneficiary,

and tax withholding amounts deducted

(if any) from the Participant’s

Deferral Account.
1.17

“
Deferral Amount
” shall mean that portion

of a Participant’s Base Salary and/or Bonus
Compensation that a Participant elects

to defer for any Plan Year

or Performance Period.

1.18

“
Deferral Election
” shall mean

an election by an

Eligible Employee on an

Election Form
approved by

the Plan

Administrator

(in a

paper or

electronic format)

to defer

a portion

of his

or her
Base Salary and/or Bonus Compensation in accordance

with the provisions of Article 3.
1.19

“
Effective Date
” shall

mean December 1,

2021 for

this amendment

and restatement,
and shall mean December 11, 2006 for the

commencement of the Plan.

1.20

“
Election

Form
”

shall

mean

the

form

or

forms

established

from

time

to

time

by

the
Plan Administrator

(in a

paper or

electronic format)

on which

the Participant

makes certain

designations
as required under the terms of this Plan.
1.21

“
Eligibility Date
” shall

mean the

date designated

by the

Plan Administrator

on which
an Eligible Employee shall become eligible

to participate in the Plan.
1.22

“
Eligible

Employee
”

shall

mean

for

any

calendar

year

(or

applicable

portion

of

a
calendar year), an Employee who is in

the select group of management of the Company

or is a highly
compensated Employee

of the Company,

and is determined

by the Committee,

or its designee,

to be
eligible to participate in the Plan.

1.23

“
Employee
”

shall

mean

an

individual

who

provides

services

to

the

Company

in

the
capacity of a common law Employee

of the Company.
1.24

“
ERISA
” shall

mean the

Employee Retirement Income

Security Act

of 1974,

as amended
from time to time, and the regulations and guidance

promulgated thereunder.
1.25

“
In-Service Account
” shall mean: (a)

the sum of a Participant’s

Deferral Amounts for
any

Plan

Year

or

Performance

Period

that

may

be

allocated,

in

whole

or

in

part,

by

the

Participant
pursuant to his

or her Deferral

Election to an

In-Service Account,

plus (b) Deemed

Investment gains
or losses

credited

or debited

thereon less

(c) any

distributions made

to the

Participant

or his

or her
Beneficiary,

and tax withholding amounts that relate

to the Participant’s

In-Service Account.

1.26

“
Long-Term Incentive Contribution
” shall mean the

deferred compensation amount
credited on behalf of a

Participant by the

Company to the Long-Term

Incentive Contribution Account,
as described in Section 5.2.

1.27

“
Long-Term Incentive Contribution Account
” shall mean: (a) the sum of

the Long-
Term

Incentive Contribution

amounts (if

any) for

any Plan

Year

that the

Company may

allocate to

a
Participant’s

Long-Term

Incentive Contribution

Account, plus (b)

Deemed Investment

gains or losses
credited or debited thereon, less

(c) any distributions made to

the Participant or his or

her Beneficiary,
and tax

withholding amounts

deducted (if

any) from

the Participant’s Long-Term Incentive Contribution
Account.
1.28

“
Participant
”

shall

mean

an

Eligible

Employee

of

the

Company

who

has

met

the
requirements of

participation under

Article 2

and who

participates in

the Plan

in accordance

with the
terms and conditions of the Plan.

1.29

“
Participation

Agreement
”

shall

mean

the

agreement

executed

by

the

Eligible
Employee whereby he or she agrees

to participate in the Plan.
1.30

“
Performance

Period
”

shall

mean,

with

respect

to

any

Bonus

Compensation,

the
period of time over which such Bonus Compensation

is earned.
1.31

“
Plan
”

shall

mean

this

Amended

and

Restated

Deferred

Compensation

Plan,

as
evidenced by this

written instrument,

Participation Agreements,

Election Forms,

and any other

forms
as may be required by the Plan Administrator,

as amended from time to time. For purposes of Section
409A, the

portion of

the amounts

deferred by

a Participant

and Deemed

Investment

gains or

losses
credited or

debited thereon,

shall be

considered an

elective account

balance plan

as defined

in Treasury
Regulations §1.409A-1(c)(2)(i)(A),

or as otherwise provided by the

Code; the portion of the amounts
deferred

as

Long-Term

Incentive

Contributions

together

with

Deemed

Investment

gains

or

losses
credited

or

debited

thereon,

shall

be

considered

a

nonelective

account

balance

plan

as

defined

in
Treasury

Regulations §1.409A-1(c)(2)(i)(B),

or as otherwise provided in the Code.
1.32

“
Plan Administrator
” shall

mean the

Committee as

appointed by

the Board

pursuant
to Article 12.

A Participant

may not participate

in any

action on a

matter which

applies solely

to that
person’s individual benefits under

the Plan.
1.33

“
Plan Year
” shall

mean, for

the first

Plan Year,

the period

beginning on

the Effective
Date and ending December 31

of such calendar Year;

and thereafter shall mean

a twelve (12) month
period

beginning

January 1

of

each

calendar

year

and

continuing

through

December 31

of

such
calendar year during which the Plan is in effect.
1.34

“
Section 409A
” shall

mean Code

Section 409A

and the

Treasury

Regulations or

other
authoritative guidance issued thereunder.
1.35

“
Separation from Service
” or

“
Separates from Service
” shall

mean a

Participant has
experienced a

termination of

employment with

the Company.

Whether a

termination of

employment
or service has occurred is determined based on whether the

facts and circumstances indicate that the
Company and the Participant reasonably anticipated that no further services would be performed after
a

certain

date

or

that

the

level

of

bona

fide

services

the

Participant

would

perform

after

such

date
(whether as

an Employee

or as

an independent

contractor) would

permanently decrease

to no

more
than

twenty

percent

(20%)

of

the

average

level

of

bona

fide

services

performed

by

the

Participant
(whether as an Employee or as an independent contractor) over the immediately preceding 36-month period (or

the full

period during

which the

Participant

performed services

for the

Company,

if that

is
less than 36 months).

1.36

“
Specified

Time
”

shall

mean,

with

respect

to

a

Participant’s

In-Service

Account,

the
date on which the In-Service Account shall

be paid to the Participant.

1.37

“
Treasury

Regulation
”

or

“
Treasury

Regulations
”

shall

mean

regulations
promulgated by

the Internal

Revenue

Service for

the U.S.

Department of

the Treasury,

as they

may
be amended from time to time.
1.38

“
Unforeseeable

Emergency
”

shall

mean:

(a)

a

severe

financial

hardship

to

a
Participant

resulting

from

an

illness

or

accident

of

the

Participant,

the

Participant’s

spouse,

the
Participant’s

Beneficiary,

or

the

Participant’s

dependents

(as

defined

in

Code

Section

152

(without
regard to Code

Sections 152(b)(1), (b)(2),

and (d)(1)(B));

(b ) loss of

the Participant’s

property due
to casualty;

or (c)

other similar

extraordinary and

unforeseeable circumstances

arising as a

result of
events

beyond

the

control

of

the

Participant.

The

Plan

Administrator

will

determine

whether

a
Participant incurs an

Unforeseeable Emergency

based on the relevant

facts and circumstances

and in
accordance with Treasury

Regulations §1.409A-3(i)(3).
1.39

“
Valuation Date
” shall mean the date

through which Deemed Investment gains and/or
losses are

credited or

debited to

a Participant’s

Account(s). For

purposes of

providing benefits

under
the terms

of the

Plan, the

Valuation

Date shall

be the

event date

triggering payment

of the

Account

under the terms of the Plan, or such date as close to the payment date as is administratively feasible.
The Valuation

Date shall

be interpreted

as each

day at

the close

of business

of the

New York

Stock
Exchange (currently 4:00

p.m. Eastern Time), on

days that the New York

Stock Exchange is open

for
trading

or

any

other

day

on

which

there

is

sufficient

trading

in

securities

of

the

applicable

fund

to
materially affect

the unit

value of

the fund

and the

corresponding unit

value of

the Participant's Deemed
Investment Option(s).

1.40

“
Year of

Service
” shall

mean a

consecutive twelve

(12) month

period during

which a
Participant

is

employed

on

a

full-time

basis

by

the

Company,

inclusive

of

any

approved

leaves

of
absence, beginning on the Participant’s

date of hire.
ARTICLE 2
ELIGIBILITY AND PARTICIPATION
2.1 Selection
. Participation

in this

Plan shall

be limited

to those

Eligible Employees

of the
Company or Affiliates, as determined by the

Plan Administrator in its sole and

absolute discretion.

2.2
Enrollment

Requirements
.

As

a

condition

of

participation

in

this

Plan,

each

Eligible
Employee

shall

complete,

execute,

and

submit

to the

Plan

Administrator

a Participation

Agreement,
Beneficiary Designation Form, and any other Election

Forms required by the Plan Administrator

within
the time specified

by the Plan

Administrator in

accordance with the

terms and conditions

of the Plan.
In

addition,

the

Plan

Administrator

shall

establish

such

other

enrollment

requirements

as

it

deems
necessary or advisable.

2.3 Re-employment
. The re-employment of a

former Participant by the Company shall not
entitle

such

individual

to

become

a

Participant

hereunder.

Such

individual

shall

not

become

a
Participant until the individual

is again designated as an

Eligible Employee in accordance

with Section
2.1.

If

a

Participant

who

has

experienced

a

Separation

from

Service

is

receiving

installment
distributions pursuant to the terms

of the Plan and is re-employed

by the Company,

distributions due
to the Participant shall not be suspended.
2.4
Ceasing to be an Eligible

Employee
. The Plan Administrator

may remove an Eligible
Employee from

further active

participation in

the Plan

at its

discretion. If

this occurs,

the Participant
shall not have additional amounts credited to the Long

-Term

Incentive Contribution Account and shall
be

prevented

from

making

Participant

Deferral

Elections

for

subsequent

Plan

Years

or

Performance
Periods.

Any

existing

Deferral

Election

shall

continue

in

effect for

the

remainder

of the

Plan

Year

or
Performance Period and

may only be cancelled in accordance with Sectio

n

3.4(b) hereof.

2.5 Termination of Participation
. A

Participant will cease

to be

a Participant as

of the

date
on which his or her entire Account balance has

been distributed or forfeited.
ARTICLE 3
DEFERRAL ELECTIONS
3.1
Minimum

and

Maximum

Deferral

Limits.

For

each

Plan

Year

and/or

Performance
Period (as

applicable), if

offered by the

Company,

a Participant

shall specify

the percentage

or dollar
amount

of

Base

Salary

and/or

Bonus

Compensation

to

be

deferred

subject

to

the

minimums

or
maximums (if any) established by the

Plan Administrator and communicated

to the Participant on the
Election Form.

3.2 Deferral Elections

– First Year

of Eligibility.
(a) Application
.

This

Section

3.2

applies

to

each

Eligible

Employee

who

first
becomes

eligible

to

participate

in

the

Plan.

The

Plan

Administrator

shall

determine

(in
accordance

with

Treasury

Regulation

§1.409A-2(a)(7)(ii))

the

date

upon

which

a

Participant

who ceased being eligible to participate

in the Plan, can again

become eligible to participate in
the Plan.

(b) Deferral Election
. An

Eligible Employee

described in

Section 3.2(a)

may elect
to defer receipt of Base Salary earned during such Plan Year or his or her Bonus Compensation earned during a Performance

Period by filing

a Deferral Election with

the Plan Administrator

in
accordance with the following rules:
(i) Timing; Irrevocability
. The Deferral Election must

be filed with the

Plan
Administrator by,

and shall become irrevocable

as of,

the thirtieth (30th)

day following
the

Participant’s

Eligibility

Date

(or

such

earlier

date

as

specified

by

the

Plan
Administrator).
(ii) Base Salary
. The Deferral Election

shall only apply

to Base Salary

earned
during such

calendar year beginning

with the

first payroll period

that begins immediately
after the date the

Deferral Election becomes

irrevocable. Base Salary

payable after

the
last day of a calendar year

solely for services performed during

the final payroll period,
described in Section 3401(b) of the Code,

containing December 31 of such year shall be
treated as earned during the subsequent calendar

year.
(iii) Bonus Compensation . Where a Deferral Election is filed in the first year of

eligibility

but

after

the

commencement

of

the

Performance

Period,

then,

except

as
otherwise provided

in Section

3.3 below,

the Deferral

Election shall

only apply

to that
portion of

Bonus Compensation

earned for

such Performance

Period

equal to

the total
amount of

the Bonus

Compensation earned

during such

Performance

Period multiplied
by

a

fraction,

the

numerator

of

which

is

the

number

of

days

beginning

on

the

day
immediately after the

date that the

Deferral Election becomes irrevocable and

ending on
the last

day of

the Performance Period,

and the

denominator of

which is

the total

number
of days in the Performance Period.
3.3
Annual

Deferral

Elections
.

Unless

Section

3.2

applies,

each

Eligible

Employee

may
elect to

defer receipt of

Base Salary

for a

Plan Year or

his or

her Bonus

Compensation for

a Performance
Period, by filing a Deferral Election

with the Plan Administrator in accordance

with the following rules:
(a) Base Salary
. The

Deferral Election with

respect to

Base Salary

must be

filed with
the Plan

Administrator by, and shall

become irrevocable following,

December 31 (or

such earlier
date as specified by the Plan Administrator

on the Deferral Election ) of the calendar

year next
preceding the calendar year for which such

amounts would otherwise be earned.
(b)
Bonus

Compensation
.

The

Deferral

Election

with

respect

to

Bonus
Compensation

must

be

filed

with

the

Plan

Administrator

by,

and

shall

become

irrevocable
following,

December 31

(or

such

earlier

date

as

specified

by

the

Plan

Administrator

on

the
Deferral Election)

of the

calendar year

next preceding

the first

day of

the Performance

Period
for which

such Bonus

Compensation

would

otherwise be

earned. If

the Company

has a

fiscal
year other

than the

calendar year,

Bonus Compensation

relating to

services in

the fiscal

year
of the Company, of which no amount is paid or payable during the fiscal year,

may be deferred
at

the

Participant’s

election

if

the

Deferral

Election

is

made

not

later

than

the

close

of

the
Company’s fiscal year next preceding

the first fiscal year in which the Participant performs

any
services for which

such Bonus

Compensation is

payable. Any

Deferral Election

with respect

to
Bonus Compensation

that constitutes

“
performance-based compensation
” under

Treasury
Regulation

§1.409A-1(e)(1),

must

be

filed

with

the

Plan

Administrator

by,

and

shall

become
irrevocable as of,

the date that is six (6)

months before the end of

the applicable Performance
Period

(or

such

earlier

date

as

specified

by

the

Plan

Administrator

on

the

Deferral

Election),
provided that

in no

event may

such Deferral

Election be

filed after

such Bonus

Compensation
has become “ readily ascertainable ” within the meaning of Section 409A.
3.4

Duration and Cancellation of Deferral

Elections.

(a) Duration
.

Once

irrevocable,

a

Deferral

Election

shall

only

be

effective

for

the
Plan Year

or Performance

Period with

respect to

which such

election was

timely filed

with the
Plan Administrator.

Except as provided in Section 3.4(b), a

Deferral Election, once irrevocable,
cannot be cancelled or altered during a Plan Year

or Performance Period.

(b) Cancellation
.

Pursuant

to

Treasury

Regulation

§1.409A-3(j)(4)(viii),

the

Plan
Administrator must cancel a Participant's Deferral Election due to an Unforeseeable Emergency
distribution. If a

Participant’s Deferral Election is cancelled, the Participant may complete a new
Deferral

Election

for

a

subsequent

Plan

Year

or

Performance

Period,

only

in

accordance

with
Section 3.3.
ARTICLE 4
ACCOUNT ALLOCATION AND DISTRIBUTION

ELECTIONS
4.1
Establishment and Maintenance

of Participant Account(s).

The Plan Administrator
shall establish and

maintain a Deferral

Account, a Long-Term

Incentive Contribution

Account, and an
In-Service Account

for each

Plan Year,

as applicable,

in the

name of

each Participant,

and any

other
subaccounts deemed necessary by the Plan Administrator for proper tracking of the benefit obligation.

4.2 Account Allocation . Concurrent with any Deferral Election, a Participant may make an irrevocable

election

to

allocate

all

or a

portion

of his

or her

elected

Deferral

Amount

to a

Plan

Year
Deferral

Account

and/or

a

Plan

Year

In-Service

Account.

To

the

extent

that

a

Participant

does

not
designate the Account to which Deferral Amounts will be allocated for a Plan

Year,

or such designation
is ambiguous or does not comply with the terms of the Plan, such Deferral

Amounts shall be allocated
and credited to

the Participant’s

Plan Year

Deferral Account.

Long-Term

Incentive Contributions

shall
not be

allocated to

an In-Service

Account, and

instead shall

be allocated

to a

Participant’s

Plan Year
Long-Term

Incentive Contribution Account.

4.3 In-Service Account Elections
. If a Participant

elects to allocate Deferral Amounts

for
a Plan

Year

into an

In-Service Account

in accordance

with Section

4.2, the

Participant shall

make an
election as to the year in

which payment will be made or

commence from that In-Service Account (the
“ Specified Time
”). A Participant may elect to receive a distribution of a Plan Year

In-Service Account
no

sooner

than

January 1st

of the

fifth

(5th)

Plan

Year

following

the

Plan

Year

of the

deferral.

(For
example:

If

a

Participant

elects

to

allocate

2022

Deferral

Amounts

into

an

In-Service

Account,

the
earliest

date

these

Deferral

Amounts

could

be

distributed

would

be

January 1,

2027).

A

Participant
must also elect

whether a Plan Year In-Service Account will

be paid in

a lump sum or

in four (4) annual
installments. To

the extent

that the

elections are

ambiguous or

do not

comply with

the terms

of this
Section, then that In-Service Account shall be paid

at the earliest permissible date in accordance with
this Section and/or in a lump sum.
4.4
Other Distribution

Elections
. A

Participant’s

Account shall

be paid

to the

Participant
or Beneficiary in accordance with the terms of the

payment events described in Article 8.

(a)
Separation

from

Service
.

Within

thirty

(30)

days

following

a

Participant’s
Eligibility

Date, a

Participant

must elect

whether

to be

paid in

a lump

sum or

in five

(5), ten
(10), or

fifteen (15)

annual installments for

Separation from Service.

Thereafter, coinciding with
each annual

enrollment, Participants

will make

a separate

distribution

election for

Separation
form

Service

which

will

apply

to

the

following

Plan

Year’s

Deferral

Account

and

Long-Term
Incentive Contribution

Account. To

the extent

that these

distribution elections

are ambiguous
or do not comply with

the terms of this Section,

a Participant shall

be deemed to have

elected
to be

paid in

ten (10)

annual installments.

Notwithstanding

the above,

pursuant to

the terms
of the Prior Plan,

Participants were

allowed a one-time

election upon plan

entry as to the time
and

form

of

payment

for

distribution

of

amounts

contributed

to

the

Plan

prior

to

January 1,
2022.

(b) Death
.

Within

thirty

(30)

days

following

a

Participant’s

Eligibility

Date,

a
Participant must elect whether to be paid

in a lump sum or in five (5), ten (10), or fifteen

(15)

annual installments for death. To the extent that the distribution election is ambiguous or does not comply with the terms

of this Section, a Participant

shall be deemed to

have elected to be
paid in ten (10)

annual installments.

Notwithstanding the above,

pursuant to the

terms of the
Prior

Plan,

Participants

were

allowed

a

one-time

election

upon

plan

entry

as

to

the

form

of
payment for

amounts contributed

to the

Plan prior

to January 1,

2022. For

those Participants
enrolled in

the Plan

at the

time of

this amendment and

restatement, a

new one-time

distribution
election

for

death

may

be

made

for

amounts

contributed

to

the

Plan

on

or

after

January 1,
2022.

ARTICLE 5
CREDITING OF AMOUNTS
5.1
Withholding and

Crediting of

Deferral Amounts
. For

each Plan

Year,

the Base

Salary
portion of

the Deferral

Amount shall

be withheld

from each

regularly scheduled

payroll in

approximately
equal amounts (or as otherwise

specified by the Plan Administrator), as adjusted

from time to time

for
increases

and

decreases

in

Base

Salary

(if

the

Participant’s

Deferral

Election

is

expressed

as

a
percentage).

The

Bonus

Compensation

portion

of the

Deferral

Amount

shall

be

withheld

as

soon as
administratively

feasible following

the time

the Bonus

Compensation

otherwise would

be paid

to the
Participant, whether or not this occurs

during the Plan Year or Performance Period as the

case may be.
Participant

Deferral

Amounts

shall

be

credited

to

the

Participant

Deferral

Account

and/or

to

an

In-
Service Account as soon as administratively feasible following the time such amounts would otherwise have been paid to a Participant.
5.2

Crediting of

Long-Term Incentive Contributions
. Each

Plan Year, the Company may
credit a Long-Term

Incentive Contribution to the Plan on behalf of a Participant in such amount as the
Company shall determine

in its sole

discretion. The Company

is under no

obligation to credit

a Long-
Term

Incentive

Contribution

for a

Plan

Year,

and

Long-Term

Incentive

Contributions,

if made,

need
not

be

uniform

among

Participants.

Any

Long-Term

Incentive

Contribution

shall

be

credited

to

a
Participant's

Long-Term

Incentive

Contribution

Account

on

such

date

as

determined

by

the

Plan
Administrator.
ARTICLE 6
DEEMED INVESTMENT GAINS OR LOSSES
6.1
Deemed

Investment

Options
.

The

Plan

Administrator

will

determine

the

available
Deemed

Investment

Options

for

purposes

of

crediting

or

debiting

the

Deemed

Investment

gains

or
losses to the Account.

The Plan Administrator may discontinue, substitute, or

add Deemed Investment
Options in its sole discretion on a prospective

basis. Any discontinuance, substitution,

or addition of a
Deemed

Investment

Option

will

take

effect

as

soon

as

administratively

practicable.

The

Deemed
Investment

Options

are

to

be

used

for

measurement

purposes

only,

and

the

Plan

Administrator’s
selection of any such

Deemed Investment Option,

the allocation of such

Deemed Investment Options
to the Account, the calculation of additional amounts, and

the crediting or debiting of such amounts to
the Account

shall not

be considered

or construed

in any

manner as

an actual

investment of

the Account.
The Plan Administrator

will not

be responsible

in any

manner to any

Participant, Beneficiary

or other
person for

any

damages,

losses, liabilities,

costs

or expenses

of any

kind

arising

in

connection

with
any

designation

or

elimination

of a

Deemed

Investment

Option.

Without

limiting

the

foregoing,

the
Account shall

at all

times be

a bookkeeping

entry only

and shall

not represent

any investment

made
on his or her

behalf by the

Plan Administrator.

A Participant

(or Beneficiary) shall

at all times

remain
an unsecured

creditor of

the Company.

Any liability

or obligation

of the

Company to

any Participant,
former

Participant,

or

Beneficiary

with

respect

to

a

right

to

payment

shall

be

based

solely

upon
contractual obligations created by this

Plan.
6.2
Participant’s

Allocation

of

Deemed

Investment

Options
.

Each

Participant

shall
have the right to direct the Plan Administrator as to how the Participant’s Deferral Amounts and Long-
Term

Incentive Contributions shall be deemed to be invested

among the Deemed Investment Options
offered

under

the

Plan,

subject

to

any

rule,

policy,

practice

or

procedure

adopted

by

the

Plan

Administrator.

As

of each

Valuation

Date,

the

Participant’s

Account(s)

will

be

credited

or debited

to
reflect the

performance

of the

Deemed

Investment

Options elected

by the

Participant.

If a

Deemed
Investment

Option

selected

by

a

Participant

sustains

a

loss,

the

Participant’s

Account(s)

shall

be
reduced to reflect such loss. If

the Participant fails

to elect a Deemed Investment

Option the Deemed
Investment shall be based on an investment

as may be established by the Plan

Administrator.

6.3
Participant

Responsibilities
.

Each

Participant

is

solely

responsible

for

any

and

all
consequences of

his or

her investment directions

made pursuant

to this

Article 6.

Neither the

Company,
any

of its

directors,

officers

or

employees,

nor

the

Plan

Administrator

has

any

responsibility

to

any
Participant or

other person

for any

damages, losses,

liabilities, costs

or expenses

of any

kind arising
in connection with any investment

direction made by a Participant pursuant

to this Article 6.
6.4
No Required

Investment of

Company Assets
. Notwithstanding

anything contained
herein to the

contrary,

the Company

reserves the right

to invest its

assets, including

any assets that
may have been

set aside for the purpose

of funding the benefits

to be provided under

the Plan, at its
own discretion, and such

assets shall remain the property

of the Company,

or may be held in

a trust,
as the case may be, subject to the claims

of the general creditors of the Company,

and no Participant
shall have any

right to any

portion of such

assets other

than as an

unsecured general

creditor of the
Company.
ARTICLE 7
VESTING / FORFEITURES / TAXES
7.1 Participant Accounts
. A Participant shall

at all times be one hundred

percent (100%)
vested in his or her Deferral Account

and In-Service Account(s).

7.2
Long-Term

Incentive

Contribution

Account
.

Unless

otherwise

stated

in

a
Participant’s

Participation

Agreement, Long-Term

Incentive Contributions

shall be

tracked

separately
for each

Plan

Year

and

shall

become

one hundred

percent

(100%)

vested

on December

31st

of the
fifth

(5th)

Plan

Year

following

the

year

such

contribution

is

credited

to

the

Plan.

For

example:

a
contribution

credited

in

December

2021

will

100%

vest

on

12/31/2026;

a

contribution

credited

in
December 2022 will 100% vest on 12/31/2027;

and so on.

7.3
Acceleration

of

Vesting
.

Notwithstanding

any

vesting

schedule

to

the

contrary,

a
Participant shall become one hundred percent (100%) vested upon the earlier of the following events:
(a) attainment of age sixty

(60) with five (5) Years of Service

or (b) the Company’s Change in

Control.
Additionally,

the

Company

may

accelerate

a

Participant’s

vesting

at

any

time

in

its

sole

discretion
provided that such acceleration complies

with Section 409A.
7.4 Forfeitures . Notwithstanding any other provision to the contrary herein, in the event a
Participant’s

employment is involuntarily

terminated for Cause,

no benefits of

any kind will

be due or
payable

by

the

Company

under

the

terms

of

this

Plan

from

the

Participant’s

Long-Term

Incentive
Contribution

Account,

for

amounts

contributed

on

or

after

the

date

of

this

amendment

and
restatement,

and

all

rights

of

the

Participant,

his

or

her

designated

Beneficiary,

executors,

or
administrators,

or

any

other

person,

to

receive

payments

thereof

shall

be

forfeited.

Additionally,

a
Participant will forfeit any portion

of an Account that is not vested upon Separation

from Service.
7.5
Taxes

and Withholding
.

Deferral

Amounts,

Long-Term

Incentive

Contributions,

and
Deemed Investment gains and/or losses on

each are subject to

the Federal Insurance Contribution Act
(FICA) and

the Federal

Unemployment Tax

Act (FUTA)

to the

extent provided

under applicable

Code
provisions, and

benefits payable under

the Plan are

subject to

all applicable

federal, state, city, income,
employment or

other taxes

as may

be required

to be

withheld or

paid. A

Participant is

solely responsible
for the payment of all individual tax liabilities

relating to any such benefits.

ARTICLE 8
PAYMENT OF ACCOUNT(S)
8.1

Payments in General.

(a) Payment Events .
(i)

A

Participant

(or,

in

the

event

of

the

death

of

the

Participant,

the
Participant’s

Beneficiary) shall

be entitled

to a

benefit equal

to the

Participant’s

vested
Account(s) balance as of the earliest payment

event to occur under Article 8.
(ii)

Unless the vested

balance of a Participant’s

In-Service Account

has been
paid earlier in accordance with

this Article 8, the Participant shall

be entitled to a

benefit
equal to such vested Account balance at the Specified

Time.

(b)
Source of

Payments
. The

Company will

pay, from its

general assets,

the portion
of any benefit

payable pursuant

to this Article

8 that is attributable

to a Participant’s

Account,
and all costs, charges and expenses relating thereto.

(c)
Calculation

of

Installment

Payments
.

The

amount

of

each

subsequent
installment shall

be determined

by dividing

the value

of the

Participant’s

Account(s) as

of the
December 31st preceding each installment by

the number of installments

remaining to be paid.
(By way of

example, if

the Participant is

to receive

payment in annual

installments over a

period
of five (5) years, the

first payment shall equal

1/5 of the Account balance.

The following year,
the payment shall be 1/4

of the Account balance. The

final installment payment shall

be equal
to the balance of the Account(s), calculated as of the applicable anniversary date.) Any unpaid
Account balance

shall continue

to be

deemed to

be credited

or debited

with Deemed

Investment
gains

or

losses

pursuant

to

Article

6,

in

which

case

any

deemed

income,

gains,

losses,

or
expenses

shall

be

reflected

in

the

actual

payments.

Notwithstanding

any

election

of
installments, if a Participant’s vested Account balance at the due date of the first installment is
ten thousand

dollars

($10,000.00)

or

less,

excluding

In-Service

Accounts,

payment

of

the
vested Account

balance shall

be made

instead in

one (1)

lump sum

payment, and no

installment
payments shall be available hereunder.
(d)
Changes in Timing or Form

of Distributions
. Upon the Company’s

approval,
a

Participant

may

delay

the

time

of

payment

or

change

the

form

of

payment

as

expressly
provided

under

this

Section

8.1(d)

and

Section

409A

(hereinafter,

a

“
Subsequent

Deferral
Election
”).

Notwithstanding

the foregoing,

a Subsequent

Deferral

Election

cannot

accelerate
any

payment.

A

Subsequent

Deferral

Election

which

delays

payment

or changes

the

form

of
payment is permitted only if all of the following

requirements are met:

(i)

The Subsequent Deferral Election

does not take effect

until at least

twelve
(12)

months

after

the

date

on

which

the

Subsequent

Deferral

Election

is

made

and
approved by the Plan Administrator;
(ii)

If

the

Subsequent

Deferral

Election

relates

to

a

payment

based

on
Separation from Service

or at a Specified

Time, the Subsequent

Deferral Election

must
result in

payment

being

deferred for

a period

of not

less than

five (5)

years

from the
date the first amount was scheduled to be

paid;

(iii)

If

the

Subsequent

Deferral

Election

relates

to

a

payment

at

a

Specified
Time, the Participant

must make the Subsequent

Deferral Election not

less than twelve
(12) months before the date the first amount was

scheduled to be paid.

For purposes of

applying this Section

8.1(d), installment payments shall

be treated

as a

“
single
payment.
”

Any

election

made

pursuant

to

this

Section

shall

be

made

on

such

Election

Forms

or

electronic media as is

required by the Plan Administrator,

in accordance with the

rules established by
the Plan Administrator and shall comply

with all requirements of Section 409A.
8.2 Separation from Service
. Except as otherwise stated in Section 8.6,

in the event of a
Participant’s Separation

from Service (other than for death), the Company shall pay to the Participant his or

her vested

Account balance in

the form

of payment

elected by

the Participant pursuant

to Section
4.4(a).

Payment

shall

be

made

or

commence

six

(6)

months

following

the

date

of

Separation

from
Service

based

on

the

value

of the

Account

as

close

to

the payout

date as

administratively

feasible.
Subsequent installments,

if any,

shall be

paid on

January 15th

of each

calendar year

thereafter

and
calculated in

accordance with

Section 8.1(c).

In the

event of

a Participant’s

death after

installments
have commenced,

as applicable,

but prior

to the

receipt of

all installments

owed, the

Company shall
continue

to

pay

any

remaining

installments

to

the

Participant’s

Beneficiary

in

accordance

with

the
schedule the installments would have otherwise

been paid to the Participant.
8.3
Death

While

Employed
.

Except

as

otherwise

stated

in

Section

8.6,

in

the

event

a
Participant dies

while employed

by the

Company, the Company shall

pay to

the Participant’s Beneficiary
the Participant’s

vested Account

balance, in

the form of

payment elected

by the

Participant pursuant
to

Section

4.4(b).

Payment

shall

be

made

or

commence

six

(6)

months

following

the

date

of

the
Participant’s death

based on the

value of the

Account as close

to the payout

date as administratively
feasible.

Subsequent

installments,

if

any,

shall

be

paid

on

January 15th

of

each

calendar

year
thereafter and calculated in accordance with Section

8.1(c).
8.4 Payment at a Specified Time . A Participant shall be paid the vested balance of an In-
Service

Account

in

the

time

and

form

of

payment

elected

by

the

Participant

on

his

or

her

timely
submitted Election Form

in accordance with Section

4.3. Payment

shall be made

or commence at the
Specified Time, with

subsequent installments, if any, paid on

the anniversary of the

Specified Date and
calculated in accordance with Section 8.1(c).

8.5 Payment due to an Unforeseeable Emergency
. A Participant shall have the

right to
request,

on

a

form

provided

by

the

Plan

Administrator,

a

payment

of

all

or

a

portion

of

his

or

her
vested

Deferral

Account

balance, in

a lump

sum payment

due to

an

Unforeseeable

Emergency.

The
Plan Administrator shall have the sole discretion to determine, in accordance with the standards under
Section 409A, whether to grant such a

request and the amount to be paid pursuant to

such request.

(a)
Determination of Unforeseeable

Emergency
. Whether a Participant

is faced
with an Unforeseeable

Emergency permitting

a lump sum

payment is to

be determined

based
on the relevant facts

and circumstances of

each case, but, in

any case, a payment

on account
of an Unforeseeable Emergency may not be made to

the extent that such emergency is or may
be relieved

through reimbursement or

compensation from

insurance or

otherwise, by

liquidation
of the Participant’s

assets, to the extent

the liquidation of

such assets would

not cause severe
financial

hardship,

or

by

cessation

of

deferrals

under

the

Plan.

Payments

because

of

an
Unforeseeable Emergency

must be

limited to

the amount

reasonably necessary

to satisfy

the
emergency

need

(which

may

include

amounts

necessary

to

pay

any

federal,

state,

local,

or
foreign income taxes

or penalties reasonably anticipated to result

from the payment).

(b) Payment of Account
. Payment

shall be made

within thirty (30)

days following
the determination by

the Plan Administrator

that a payment

will be

permitted under this

Section
8.5.
8.6
Prior

Plan

Distributions
.

For

Participants

enrolled

in

the

Plan

as

of the

date

of

this
amendment and restatement,

distributions for

Accounts established

prior to the

2022 Plan Year

shall
be made in accordance with the terms of

the Prior Plan. For purposes of clarity, those distributions are as follows:

(a) In General . Upon entry into the Prior Plan, Participants were allowed to elect to be

paid

either

(i)

upon

Separation

from

Service

or

(ii)

upon

the

earlier

of

Separation

from
Service or an

in-service payment

date elected

by the

Participant that

was the

first day

of any
month coincident with or next following attainment

of age sixty-five (65).
(b)

Separation

from

Service

prior

to

age

55
.

In

the

event

of

a

Participant’s
Separation from

Service (other

than for

death) prior

to age

fifty-five (55),

the Company

shall
pay to the Participant his

or her vested Account balance, based

on the value of the Account

as
close to the

payout date

as administratively

feasible, in a

lump sum,

six (6) months

following
the date of Separation from Service.

(c)
Separation from

Service on

or after

age 55
. In

the event

of a

Participant’s
Separation from Service on

or after age

fifty-five (55), the Company shall

pay to the

Participant
his

or

her

vested

Account

balance,

in

the

number

of

annual

installments

elected

by

the
Participant upon his

or her

initial enrollment into

the Plan.

Payment shall be

made or commence
six (6) months following the date

of Separation from Service based on the value of

the Account
as close to the

payout date as

administratively feasible.

Subsequent installments,

if any,

shall
be

paid

on

January 15th

of

each

calendar

year

thereafter

and

calculated

in

accordance

with
Section 8.1(c).
(d)
Death While

Employed
. In

the event

of a

Participant’s

death while

employed
by the

Company,

the Company

shall pay

to the

Participant his

or her

vested Account

balance
in the

number of

annual installments elected

by the

Participant upon his

or her

initial enrollment
into the Plan. Payment shall be made or commence six (6) months following the date of death, based

on

the

value

of

the

Account

as

close

to

the

payout

date

as

administratively

feasible.
Subsequent installments, if any, shall be paid on January 15th of each calendar year thereafter and calculated in accordance with Section 8.1(c).
(e)
Prior Plan

In-Service Payment

Date
. If

a Participant

elected to

be upon

the
earlier

of

Separation

from

Service

or

an

in-service

payment

date,

and

the

Participant

is

still
employed on the elected in-service payment date,

payment shall be made or commence

on the
date elected by

the Participant

based on the

value of

the Account

as close

to the

payout date
as administratively

feasible. Subsequent

installments, if

any,

shall be paid

on January 15th

of
each calendar year thereafter and calculated in

accordance with Section 8.1(c).
8.7 Permissible Accelerations
. Except as

specifically permitted herein or

in other sections
of

this

Plan,

no

acceleration

of

the

time

or

schedule

of

any

payment

may

be

made

hereunder.
Notwithstanding the foregoing,

payments may be

accelerated hereunder by the

Company (without any
direct or indirect election on the

part of any Participant), in accordance with the provisions of

Treasury
Regulation

§1.409A-3(j)(4)

and

any

subsequent

guidance

issued

by

the

United

States

Treasury
Department. Accordingly, payments may be accelerated, in

accordance with the

provisions of Treasury
Regulation §1.409A-3(j)(4)

in the following

circumstances: (a)

in limited cashouts

(but not in

excess
of the limit under

Code Section 402(g)(1)(B)); (b) to

pay employment-related taxes; or (c) to pay

any
taxes that may become

due at any time

that the Plan fails

to meet the requirements

of Section 409A
(but in

no case

shall such

payments

exceed the

amount

to be

included

in income

as a

result

of the
failure to comply with the requirements of Section

409A).
8.8
Specified Employee of a Public

Company
. If a Participant is

considered a “
specified
employee ” of a public company, pursuant to Code Section 409A(a)(2)(B)(i), then solely to the extent necessary to

avoid

penalties

under Section

409A,

payments

to be

made as

a result

of a

Separation
from Service under

this Article may

not commence

earlier than

six (6) months

after the

Participant’s
Separation from

Service. In

the event

a distribution

is delayed

pursuant to

this paragraph,

any amounts
otherwise payable during the six months shall be accumulated and paid in a lump sum on the first

day
of the seventh month following Separation

from Service.

8.9 Rights of Participant and Beneficiary .
(a)
Creditor

Status

of

Participant

and

Beneficiary
.

The

Plan

constitutes

the
unfunded, unsecured promise

of the

Company to make payments

to a Participant or

Beneficiary
in

the

future

and

shall

be

a

liability

solely

against

the

general

assets

of

the

Company.

The
Company shall

not be

required to

segregate, set

aside or

escrow any

amounts for

the benefit
of a Participant

or Beneficiary.

A Participant

and Beneficiary shall

have the

status of a

general
unsecured creditor

of the Company

and may

look only to

the Company

and its general

assets
for payment of benefits under the Plan.
(b) Investments
.

In

its

sole

discretion,

the

Company

may

acquire

insurance
policies, annuities

or other

financial vehicles

for the

purpose of

providing

future assets

of the
Company

to

meet

its

anticipated

liabilities

under

the

Plan.

Such

policies,

annuities

or

other
investments

shall at

all

times be

and

remain unrestricted

general

property

and assets

of the
Company.

A Participant

and his or

her designated

Beneficiary shall

have no

rights, other than
as general

creditors,

with respect

to such

policies,

annuities

or other

acquired assets.

In the
event

that

the

Company

purchases

an

insurance

policy

or

policies

insuring

the

life

of

a
Participant or

Employee, to

allow the

Company to

recover or

meet the

cost of

providing benefits,
in whole

or in

part, hereunder,

no Participant

or Beneficiary

shall have

any rights

whatsoever
in said policy or the proceeds therefrom. The Company shall

be the sole owner and beneficiary
of any

such insurance

policy

or property

and

shall

possess

and

may

exercise

all

incidents

of
ownership

therein.

A

Participant

further

agrees

to

sign

any

forms

and

consent

necessary

for
such

life

insurance

including

the

consent

under

Code

Section

101(j)

for

the

Company

to

be
owner

and

beneficiary

of

the

insurance

on

the

Participant’s

life.

If

the

Company

chooses

to
obtain insurance

on the

life of

a Participant

in connection

with its

obligations under

this Plan,
the

Participant

hereby

agrees

to

take

such

physical

examinations

and

to

truthfully

and
completely

supply

such

information

as

may

be

required

by

the

Company

or

the

insurance
company designated by the Company. No insurance policy with regard to any director,

“
highly
compensated employee, ” or “ highly compensated individual, ” as defined in Code Section
101(j)

shall

be

acquired

before

satisfying

the

Code

Section

101(j)

“
Notice

and

Consent
”
requirements.
8.10
Discharge

of Obligations
.

The

payment

to a

Participant

or his

or her

Beneficiary

of
the

Account

balance

in

full

shall

discharge

all

obligations

of

the

Company

to

such

Participant

or
Beneficiary under the Plan.
ARTICLE 9
BENEFICIARY DESIGNATION
9.1 Designation of Beneficiaries .
(a)

Each

Participant

may

designate

any

person

or

persons

(who

may

be

named
contingently

or

successively)

to

receive

any

benefits

payable

under

the

Plan

upon

the
Participant’s

death, and

the designation

may be

changed from time

to time

by the Participant
by

filing

a

new

designation.

Each

designation

will

revoke

all

prior

designations

by

the

same
Participant, shall

be in

the form

prescribed by

the Company,

and shall

be effective

only when
signed by the Participant and filed with

the Company during the Participant’s

lifetime.
(b)

In the

absence

of a

valid

Beneficiary designation,

or if,

at the

time any

benefit
payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Company shall pay the

benefit payment to the Participant’s spouse, if then

living, and if the
spouse is not then

living to the

executors or administrators

of the estate

of the Participant.

In
determining

the

existence

or

identity

of

anyone

entitled

to

a

benefit

payment,

the

Company
may rely

conclusively

upon information

supplied by

the Participant’s

personal representative,
executor,

or administrator.

(c)

A

Participant’s

designation

of

a

Beneficiary

will

not

be

revoked

or

changed
automatically

by

any

future

marriage

or

divorce.

Should

the

Participant

wish

to

change

the
designated Beneficiary in the event of a future marriage or divorce, the Participant will have to
do so by means of filing a new designation.

(d)

If a question arises as to the existence or identity of anyone entitled to receive a death benefit payment

under the Plan,

or if a

dispute arises

with respect

to any death

benefit
payment under

the Plan,

the Company

may distribute

the payment

to the Participant’s

estate
without

liability

for

any

tax

or

other

consequences,

or

may

take

any

other

action

which

the
Company deems to be appropriate.
9.2 Information to be furnished by Participants and Beneficiaries ; Inability to Locate
Participants or Beneficiaries. Any communication,

statement or notice addressed to a Participant

or to
a Beneficiary at his or her

last post office address as shown on the

Company’s records shall be binding
on

the

Participant

or

Beneficiary

for

all

purposes

of

the

Plan.

The

Company

shall

not

be

obliged

to
search for any Participant

or Beneficiary beyond

the sending of a

registered letter to

such last known
address.
9.3
Facility of

Payment
. If

the Plan

Administrator determines in

its discretion

that a

benefit
is

to

be

paid

to

a

minor,

to

a

person

legally

declared

incompetent,

or

to

a

person

legally

deemed
incapable

of

handling

the

disposition

of

that

person’s

property,

the

Plan

Administrator

may

direct
payment of such benefit to

the guardian, legal representative or

person having care or custody

of such
minor,

incompetent

person

or

incapable

person.

The

Plan

Administrator

may

require

proof

of
incompetence, minority

or guardianship

as it may

deem appropriate

prior to

payment of

the benefit.
Any distribution

of a

benefit shall

be a

distribution for

the account

of the

Participant and the

Beneficiary,
as

the

case

may

be,

and

shall

be

a

complete

discharge

of

any

liability

under

the

Plan

for

such
distribution amount.
ARTICLE 10
PLAN AMENDMENT
10.1 Right to Amend
. The Board may amend the

Plan, at any time and with

respect to any
provisions

hereof,

and

all

parties

hereto

or

claiming

any

interest

hereunder

shall

be

bound

by

such
amendment; provided, however,

that no such amendment

shall deprive a Participant

or a Beneficiary
of a benefit amount accrued hereunder prior to the date of the amendment without written consent of the Participant or Beneficiary.

10.2
Amendments Required

By Law
. Notwithstanding

the provisions of

Section 10.1, the
Plan may be amended

by the Company at any

time, retroactively if required, if

found necessary, in the
opinion of the

Company,

without written

consent of Participants

and Beneficiaries,

in order to

ensure
that the

Plan is

characterized

as a

“
top-hat
” plan

of deferred

compensation maintained

for a

select
group of

management or

highly compensated

employees as

described under

ERISA sections

201(2),
301(a)(3), and 401(a)(1),

to conform the

Plan to the provisions

of Section 409A, and

to conform the
Plan to the

requirements of any other

applicable law (including but

not limited to

ERISA and the Code).

ARTICLE 11
PLAN TERMINATION
11.1 Company’s Right to Suspend Plan
.

The Board reserves

the right to suspend

the operation of

the Plan for a

fixed or indeterminate
period of time, in its sole discretion.

In the event of a suspension of the Plan, during the period of the suspension, the Plan Administrator

shall continue all aspects

of the Plan other than

crediting of Long-
Term

Incentive Contributions, and Deferral

Amounts shall be suspended effective

with the first day of
the Plan

Year

following the

date the

Plan is

suspended. Payments

of distributions

will continue

to be
made during the period of the suspension in accordance

with Article 8.

11.2
Plan

Termination

and

Liquidation

under

Section

409A
.

The

Board

reserves

the
right to terminate the

Plan at any

time without the

consent of Participants.

Notwithstanding anything
to the

contrary

in Section

11.1, any

acceleration

of the

payment

of benefits

due to

Plan termination
and

liquidation

shall

comply

with

the

following

subparagraphs,

but

only

as

permitted

in

accordance
with Section 409A

and Treasury Regulation §1.409A-3(j)(4)(ix). The Plan Administrator may

distribute
all

Participants’

vested

Account

balances,

determined

as

of the

date

of

the

termination

of

the

Plan,
subject to the terms below:
(a)

Upon the

Board’s

termination

of this

and all

other arrangements

that would

be
aggregated

with

this

Plan

pursuant

to

Treasury

Regulation

§1.409A-1(c)

if

a

Participant
participated

in

such

arrangements

(“
Similar

Arrangements
”),

provided

that:

(i)

the
termination does not occur

proximate to a downturn in

the financial health of

the Company; (ii)
all termination

distributions

are made

no

earlier than

twelve

(12) months

and no

later

than
twenty-four (24) months following such termination; and (iii) the Company does not adopt any
new

arrangement

that

would

be

a

Similar

Arrangement

for

a

minimum

of

three

(3)

years
following the

date the

Company takes

all necessary

action to

irrevocably terminate

and liquidate
the Plan.
(b)

Upon the Company’s dissolution taxed under Code Section 331, or with approval of a bankruptcy

court, provided

that the

amounts deferred

under the

Plan are

included in

the
Participant’s

gross income

in the latest

of: (i) the

calendar year

in which

the Plan terminates;
(ii) the calendar

year in which

the amount is

no longer subject

to a substantial

risk of

forfeiture;
or (iii) the first calendar year in which the

payment is administratively practicable;

or
(c)

Within thirty

(30) days before

or twelve (12)

months after a

Change in Control,
provided

that

all

distributions

are

made

no

later

than

twelve

(12)

months

following

such
termination of the

Plan and further

provided that

all the Company’s

Similar Arrangements

are
terminated so

the Participant

and all

participants in

the Similar

Arrangements

are required

to
receive all

amounts of

compensation deferred

under the

terminated arrangements within

twelve
(12) months of the termination of the Plan.
ARTICLE 12
PLAN ADMINISTRATION
12.1
General

Plan

Administration
.

The

Board

or its

designee

shall

appoint

a Committee
consisting of

not less

than three

(3) persons

to administer

the Plan.

Any member

of the

Committee
may at any time

be removed, with

or without cause,

and his or her

successor appointed by

the Chief
Executive Officer of

the Company or

his or

her designee, and

any vacancy caused

by death,

resignation
or other

reason shall

be filled

by the

Chief Executive

Officer of

the Company

or

his or her

designee.
The Committee shall

be the Plan

Administrator and in general

shall be responsible

for the management
and administration of the Plan. The Committee shall

have full power to administer the Plan in all of its
details, subject to

applicable requirements

of law.

No member of

the Committee who

is an Employee
of the Company shall receive compensation for

his or her services

to the Plan. The fiscal records

of the
Plan shall be maintained on the basis of the Plan

Year.
12.2
Plan

Administrator

Authority
.

The

Plan

Administrator

shall

enforce

this

Plan

in
accordance with its terms,

shall be charged with

the general administration of this

Plan, and shall have
all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:
(a)

To

construe and interpret

the terms

and provisions

of this Plan

and to

reconcile
any inconsistency,

in its sole and absolute discretion;
(b)

To

compute and certify the

amount payable to

Participants and Beneficiaries;

to
determine the time and manner in which such

benefits are paid; and to determine the

amount
of any withholding taxes to be deducted;

(c)

To maintain all records that may be

necessary for the administration of

this Plan;
(d)

To

provide

for the

disclosure

of all

information

and the

filing or

provision

of all
reports

and

statements

to Participants,

Beneficiaries,

and

governmental

agencies

as shall

be
required by law;
(e)

To make and publish such rules for the regulation of this Plan and procedures for
the administration of this Plan so long as no such

rules or procedures are not inconsistent with
the terms hereof;
(f)

To

administer this Plan’s claims

procedures;
(g)

To

approve the forms and procedures

for use under this Plan; and
(h)

To

employ

such

persons

or

organizations,

including

without

limitation,

actuaries,
attorneys,

accountants,

independent

fiduciaries,

recordkeepers,

and

administrative
consultants, to render advice or

perform services with respect to

the responsibilities of the Plan
Administrator under the Plan.

12.3

Committee Procedures .
The

Committee

may

act

at

a

meeting

or

in

writing

without

a

meeting.

The

Committee

may
adopt such

by-laws

and regulations

as it

deems desirable

for the

conduct

of its

affairs. All

decisions
shall

be

made

by

majority

vote

(whether

in

a

meeting

or

by

written

action).

No

member

of

the
Committee

who

is

at

any

time

a

Participant

in

this

Plan

shall

vote

in

a

decision

of

the

Committee
(whether in

a meeting

or by

written action)

made specifically

and uniquely

with respect

to such

member
of the

Committee

regarding

amount,

payment,

timing,

form

or

other

aspect

of the

benefits

of such
Committee member under this Plan.
12.4 Indemnification of Committee Members
The Company

shall indemnify

and hold

harmless each

member of

the Committee

against any
and

all

liability,

claims,

damages

and

expense

(including

all

expenses

reasonably

incurred

in

the
Committee member’s

defense in

the event

that the

Company fails

to provide

such defense

upon the
Committee Member’s

written request)

which the

Committee member

may incur

while acting

in good
faith in the administration of the Plan.
12.5 Compliance with Section 409A .
(a)

Notwithstanding

anything

contained

herein

to

the

contrary,

the

interpretation
and distribution of Participants’ benefits under

the Plan shall be made in a manner and at such
times

as

to

comply

with

all

applicable

provisions

of

Section

409A

and

the

regulations

and
guidance

promulgated

thereunder,

or

an

exception

or

exclusion

therefrom

to

avoid

the
imposition

of

any

accelerated

or

additional

taxes.

Any

defined

terms

shall

be

construed
consistent with Section 409A and any terms not specifically defined shall have the meaning set forth in Section 409A.
(b)

The intent of this Section is

to ensure that the Participants are not

subject to any
tax liability

or interest

penalty,

by reason

of the

application

of Code

Section 409A(a)(1)

as a
result of any failure to comply with all the requirements of Section 409A, and this Section shall be interpreted

in light

of,

and consistent

with, such

requirements. This

Section shall

apply to
distributions under

the Plan,

but only

to the

extent

required

in order

to avoid

taxation

of,

or
interest

penalties

on,

a

Participant

under

Section

409A.

These

rules

shall

also

be

deemed
modified

or

supplemented

by

such

other

rules

as

may

be

necessary,

from

time

to

time,

to
comply with Section 409A.

ARTICLE 13
CLAIMS PROCEDURES
13.1
Claims

Procedure
.

This

Article

is

based

on

Department

of

Labor

Regulation

Section
2560.503-1.

If any

provision

of this

Article

conflicts with

the requirements

of those

regulations, the
requirements of those

regulations will prevail. A

Claimant who has

not received benefits

under the Plan
that he or she believes should be paid

shall make a claim for such benefits as

follows:

(a) Initiation

- Written Claim. The Claimant

initiates a claim by

submitting a written
request

for

the

benefits

to

the

Plan

Administrator.

The

Plan

Administrator

will,

upon

written
request of

a Claimant,

make available

copies of

all forms

and instructions

necessary to

file a
claim for benefits or advise the Claimant where

such forms and instructions may be obtained.

(b)
Timing of

Company Response
. The

Plan Administrator

shall respond

to such
Claimant within ninety (90) days

after receiving the claim. If

the Plan Administrator determines
that

special

circumstances

require

additional

time

for

processing

the

claim,

the

Plan
Administrator

can

extend

the response

period

by an

additional

ninety

(90)

days

by notifying
the Claimant in writing

prior to the end

of the initial

90-day period that

an additional period is
required.

Any

notice

of

extension

must

set

forth

the

special

circumstances

requiring

an
extension of time and the date by which the

Plan Administrator expects to render its

decision.
(c)

Notice of

Decision
. If

the Plan

Administrator

denies

the claim,

in whole

or in
part,

the

Plan

Administrator

shall

notify

the

Claimant

in

writing

of

such

denial.

The

Plan
Administrator

shall

write

the

notification

in

a

manner

calculated

to

be

understood

by

the
Claimant. The notification shall set forth:

(i)

The specific reasons for the denial;

(ii)

A reference

to

the

specific

provisions

of the

Plan

on which

the

denial

is
based;
(iii)

A description

of any

additional information

or material

necessary for

the
Claimant to perfect the claim and an explanation

of why it is needed;

(iv)

An

explanation

of

the

Plan's

review

procedures

and

the

time

limits
applicable to such procedures; and

(v)

A

statement

of

the

Claimant’s

right

to

bring

a

civil

action

under

ERISA
Section 502(a) following an adverse benefit determination

on review.
13.2

Review Procedure
. If the Plan Administrator denies the claim,

in whole or in part, the
Claimant shall have

the opportunity

for a full

and fair review

by the

Plan Administrator

of the denial,
as follows:

(a) Initiation

- Written

Request.

To

initiate

the review,

the

Claimant,

within

sixty
(60)

days

after

receiving

the

Plan

Administrator’s

notice

of

denial,

must

file

with

the

Plan
Administrator a written request for review.

(b)
Additional

Submissions

-

Information

Access.

The

Claimant

shall

then

have
the opportunity

to submit

written comments,

documents, records

and other

information relating
to the claim.

The Plan Administrator shall

also provide the Claimant, upon

request and free of
charge,

reasonable

access

to,

and

copies

of,

all

documents,

records

and

other

information
relevant (as defined in applicable ERISA

regulations) to the Claimant’s

claim for benefits.

(c)
Considerations on

Review
. In

considering the

review,

the Plan

Administrator
shall take into

account all comments,

documents, records and

other information submitted

by
the Claimant relating

to the claim,

without regard to

whether such information

was submitted
or considered in the initial benefit determination.

(d) Timing of Company Response
. The Plan Administrator shall

respond in writing
to

such

Claimant

within

sixty

(60)

days

after

receiving

the

request

for

review.

If

the

Plan
Administrator determines that

special circumstances require additional

time for processing the
claim, the Plan

Administrator can

extend the response

period by an

additional sixty

(60) days
by

notifying

the

Claimant

in

writing,

prior

to

the

end

of

the

initial

60-day

period

that

an
additional period is

required. The notice

of extension must

set forth the

special circumstances
and the date by which the Plan Administrator

expects to render its decision.

(e) Notice of Decision
. The

Plan Administrator

shall notify

the Claimant

in writing
of

its

decision

on

review.

The

Plan

Administrator

shall

write

the

notification

in

a

manner
calculated to be understood by the Claimant.

The notification shall set forth:
(i)

The specific reasons for the denial;

(ii)

A reference

to

the

specific

provisions

of the

Plan

on which

the

denial

is
based;
(iii)

A

statement

that

the

Claimant

is

entitled

to

receive,

upon

request

and
free of

charge,

reasonable

access

to,

and copies

of,

all documents,

records

and

other
information relevant (as defined

in applicable ERISA regulations)

to the Claimant's claim
for benefits; and

(iv)

A

statement

of

the

Claimant's

right

to

bring

a

civil

action

under

ERISA
Section 502(a).

13.3 Calculation of Time Periods
. For purposes of the

time periods specified in this Article,
the period

of time

during which

a benefit

determination

is required

to be

made begins

at the

time a
claim

is

filed

in

accordance

with

the

Plan

procedures

without

regard

to

whether

all

the

information
necessary to

make a

decision accompanies

the claim.

If a

period of

time is

extended due

to a

Claimant's
failure

to

submit

all

information

necessary,

the

period

for

making

the

determination

shall

be

tolled
from the date the notification is sent to the Claimant

until the date the Claimant responds.
13.4 Exhaustion of Remedies
.

A Claimant must follow the

claims review procedures under
this Plan and exhaust his or her administrative

remedies before taking any further action with respect
to a claim for benefits.
13.5
Failure of Plan

to Follow Procedures
. If

the Plan fails

to establish or

follow the claims
procedures required by this Article, a Claimant

shall be deemed to have exhausted

the administrative
remedies available

under the

Plan and

shall be

entitled to

immediately pursue

any available

remedy
under

ERISA

Section

502(a)

on

the

basis

that

the

Plan

has

failed

to

provide

a

reasonable

claims
procedure that would yield

a decision on the

merits of the claim.

The Claimant may

request a written
explanation of the violation from the Plan, and the Plan must provide such explanation within ten (10)
days,

including

a

specific

description

of

its

bases,

if

any,

for

asserting

that

the

violation

should

not
cause the administrative

remedies to be deemed

exhausted. If a

court rejects the

Claimant’s request
for immediate

review on

the basis

that the

Plan met

the standards

for the

exception, the

claim shall
be

considered

as

re-filed

on

appeal

upon

the

Plan’s

receipt

of

the

decision

of

the

court.

Within

a
reasonable time after the receipt of the decision, the Plan shall provide the claimant with notice of the resubmission.

ARTICLE 14
THE TRUST
14.1 Establishment of Trust
. The Company may establish a grantor trust (the

“
Trust ”), of
which the Company is the grantor,

within the meaning of subpart E, part I, subchapter J,

subtitle A of
the Code, to pay benefits under this Plan. To

the extent such benefits are not paid from the Trust,

the
benefits shall

be paid

from the

general

assets of

the Company.

The Trust

(if any)

shall be

a grantor
trust

similar

to

the

terms

of

the

model

trust

as

described

in

IRS

Revenue

Procedure

92-64,

I.R.B.
1992-33, as same

may be amended

or modified from

time to time.

If the Company

establishes a Trust,
the

assets

of

the

Trust

will

be

subject

to

the

claims

of

the

Company’s

creditors

in

the

event

of

its
insolvency. Except

as may otherwise be provided under the Trust, the Company shall not be obligated to set

aside, earmark,

or escrow

any funds

or other

assets to

satisfy its

obligations under

this Plan,
and a Participant and/or his or her

designated Beneficiaries shall not have any property interest in any specific assets of

the Company other

than the unsecured

right to receive

payments from the

Company,
as provided in this Plan.
14.2 Interrelationship of the Plan and the Trust . The provisions of this Plan shall govern the rights of a Participant

to receive distributions pursuant

to this Plan. The provisions

of the Trust

(if
established)

shall

govern

the rights

of a

Participant

and the

creditors

of the

Company

to the

assets
transferred to the Trust. The Company and each Participant shall at all times remain liable to carry out
its obligations under this

Plan. The Company’s

obligations under this Plan

may be satisfied with

Trust
assets distributed pursuant to the terms of the

Trust.
14.3 Contribution to the Trust . Amounts may be contributed by the Company to the Trust at the sole discretion of the Company.
ARTICLE 15
MISCELLANEOUS
15.1 Validity
. In case any provision of this

Plan shall be illegal or invalid for any reason,

said
illegality or invalidity

shall not affect

the remaining parts

hereof,

but this Plan

shall be construed

and
enforced as if such illegal or invalid

provision had never been inserted

herein.

15.2 Nonassignability
. Neither

a Participant

nor any

other

person

shall

have

any

right

to
commute,

sell,

assign,

transfer,

pledge,

anticipate,

mortgage,

or

otherwise

encumber,

transfer,
hypothecate, alienate, or convey in advance of

actual receipt, the amounts, if

any, payable hereunder,
or any part

hereof,

which are, and

all rights to

which are expressly

declared to be,

unassignable and
non-transferable. No part of the amounts

payable shall, prior to actual payment,

be subject to seizure,
attachment,

garnishment

or

sequestration

for

the

payment

of

any

debts,

judgments,

alimony,

or
separate maintenance owed

by a Participant

or any other person,

be transferable by

operation of law
in the event of

a Participant’s

or any other

person’s bankruptcy

or insolvency,

or be transferable

to a
spouse as a result

of a property

settlement or otherwise.

If any Participant,

Beneficiary,

or successor
in interest

is adjudicated

bankrupt or

purports to

commute, sell,

assign, transfer,

pledge, anticipate,
mortgage

or

otherwise

encumber

transfer,

hypothecate,

alienate,

or

convey

in

advance

of

actual
receipt,

the

amount,

if

any,

payable

hereunder,

or

any

part

thereof,

the

Plan

Administrator,

in

its
discretion, may cancel such distribution

or payment (or any part

thereof) to or for the benefit of such
Participant, Beneficiary,

or successor in interest in such manner as the Plan Administrator shall direct.
15.3
Not

a

Contract

of

Employment
.

The

terms

and

conditions

of

this

Plan

shall

not

be
deemed to constitute a contract of employment between the Company and any Participant. Nothing in this Plan shall be

deemed to give

a Participant

the right to be

retained in the

service of the Company
as an Employee

or otherwise, or

to interfere with

the right of

the Company

to discipline

or discharge
the Participant at any time.

15.4 Governing Law
. The

Plan shall be

administered, construed and governed

in all respects
under and by the laws of the State of Mississippi, without reference to the principles of conflicts of law
(except and to the extent preempted by

applicable federal law).

15.5 Notice
.

Any

notice,

consent

or

demand

required

or

permitted

to

be

given

under

the
provisions of this Plan shall

be in writing and shall

be signed by the party

giving or making the

same.

If such

notice, consent

or demand

is mailed,

it shall

be sent

by United

States certified

mail, postage
prepaid, addressed

to the

addressee’s

last known

address as

shown on

the records

of the

Company.
The date

of

such mailing

shall

be

deemed

the

date

of notice

consent

or demand.

Any

person

may
change

the

address

to

which

notice

is

to

be

sent

by

giving

notice

of

the

change

of

address

in

the
manner aforesaid.
15.6
Coordination

with

Other

Benefits
.

The

benefits

provided

for

a

Participant

or

a
Participant’s

Beneficiary

under

this

Plan

are

in

addition

to

any

other

benefits

available

to

such
Participant under any

other plan or

program for employees of

the Company. This Plan shall

supplement
and shall not

supersede, modify,

or amend any

other such plan

or program except

as may otherwise
be expressly provided herein.
15.7 Unclaimed Benefits
. In the case of

a benefit payable

on behalf of a

Participant, if the
Plan Administrator is unable to

locate such Participant or his or

her Beneficiary after reasonable efforts
have been

undertaken

by the

Plan Administrator

to locate

such party(ies),

such Plan

benefit may

be
forfeited to the Company upon the Plan Administrator’s determination. Notwithstanding the foregoing, if,

subsequent

to

any

such

forfeiture,

the

Participant

or

Beneficiary

to

whom

such

Plan

benefit

is
payable makes a valid claim for such Plan benefit, such forfeited Plan benefit shall be paid by the Plan
Administrator to the Participant

or Beneficiary,

without interest from the date it would have otherwise
been paid.
15.8
Classification

of

Retirement

Payments
.

A

termination

of

employment

at

or

after
attainment

of

age

sixty-two

(62)

shall

be

considered

as

retirement,

and

payments

from

the

Plan
subsequent

to

termination

of

employment

at

or

after

age

sixty-two

(62)

shall

be

considered

as
retirement payments.
IN WITNESS WHEREOF,

the Company adopts this Plan as of the

Effective Date written above.

CAL-MAINE FOODS,

INC.:
By:

Title:

Printed Name: